UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                  FORM 8-K
                               CURRENT REPORT

  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
      Date of Report (Date of earliest event reported): June 30, 2005

                         TREE TOP INDUSTRIES, INC.
                        (FORMERLY GOHEALTH MD, INC.)
           (Exact name of registrant as specified in its charter)


 Nevada                          001-10382                       83-0250943
--------                         ---------                       ----------
(State or other jurisdiction    (Commission                   (IRS Employer
 of incorporation)              File Number)            Identification No.)

                        666 Fifth Avenue, Suite 300
                             New York, New York
                  (Address of principal executive offices)

                               (775) 261-3728
            (Registrant's telephone number, including area code)

                                 ---------

       (Former name or former address, if changed since last report)


Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On February 14, 2006 the Company filed Amendment No. 2 to its Form 10KSB for the period ended December 31, 2004 and Amendment No. 2 to its Form 10QSB for the period ended March 31, 2005.

The amendments were the result of comment letters from Staff of the Securities and Exchange Commission's Division of Corporate Finance dated May 19, 2005 and January 31, 2006 respectively. In response to these comments, the authorized officer of the Company without an audit committee discussed with the registrant's independent accountant the matters disclosed in the filings and who agrees with the registrant in response to this Item 4.02. As the result of the amendments, the prior Form 10KSB and Form 10QSB for the periods above should no longer be relied upon.





                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     TREE TOP INDUSTRIES, INC.
                                     (Registrant)

                                     By: /s/ David Reichman
                                     ------------------------------------
                                     David Reichman, CEO, Chairman,
                                     Principal Financial Officer, and
                                     Director

Date:  February 14, 2006